UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Eagle Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EAGLE BANCORP, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 17, 2018 The Bethesda Marriott Hotel – 5151 Pooks Hill Road, Bethesda, Maryland 20814 This communication is not a form for voting, and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, form of proxy, and Annual Report on Form 10-K are available at www.viewproxy.com/eaglebankcorp/2018. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 9, 2018 to facilitate timely delivery. Unless requested, you will not receive a paper or e-mail copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/eaglebankcorp/2018. Have the 11 digit control number available when you access the website and follow the instructions. INTERNET TELEPHONE 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. E-MAIL You must use the 11 digit control number located in the box below. CONTROL NO. To the Shareholders of Eagle Bancorp, Inc. Notice is hereby given that the Annual Meeting of Shareholders of Eagle Bancorp. will be held on May 17, 2018 at 10:00 a.m. Eastern Daylight Time at The Bethesda Marriott Hotel – 5151 Pooks Hill Road, Bethesda, Maryland 20814 for the following purposes: 1. Election of Directors. (1) Leslie M. Alperstein(2) Dudley C. Dworken(3) Harvey M. Goodman (4) Ronald D. Paul (5) Norman R. Pozez(6) Kathy A. Raffa(7) Susan G. Riel(8) Donald R. Rogers (9) Leland M. Weinstein 2. Ratification of the Appointment of Independent Registered Public Accounting Firm. 3. Non-Binding Advisory Vote on Executive Compensation. The Board of Directors recommends a vote “FOR” all the nominees listed under Item 1, and “FOR” Items 2 and 3.

EAGLE BANCORP, INC. The Bethesda Marriott Hotel – 5151 Pooks Hill Road, Bethesda, Maryland20814 Directions on attending the Annual Meeting and voting in person may be found in the Proxy Statement. The following proxy materials are available to you to review at: www.viewproxy.com/eaglebankcorp/2018 • 2018 Proxy Statement • 2017 Annual Report to Shareholders • Annual Report on Form 10-K for the year ended December 31, 2017 ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/eaglebankcorp/2018 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2018

EAGLE BANCORP, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 21, 2018
Date: May 17, 2018 **Time:** 10:00 AM EDT
Location: The Bethesda Marriott Hotel,
5151 Pooks Hill Road,
Bethesda, Maryland 20814

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000372217_2 R1.0.1.17 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Annual Report 2. Form 10-K3. Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A Leslie M. Alperstein 1B Dudley C. Dworken 1C Harvey M. Goodman 1D Ronald D. Paul 1E Norman R. Pozez 1F Kathy A. Raffa 1G Susan G. Riel 1H Donald R. Rogers 1I Leland M. Weinstein The Board of Directors recommends you vote FOR the following proposal(s): 2Ratification of the Appointment of Independent Registered Public Accounting Firm xxxxxxxxxx Cusip 3Non-Binding Advisory Vote on Executive Compensation # of # Sequence # 0000372217_3 R1.0.1.17 Broadridge Internal Use Only xxxxxxxxxx Job # Envelope # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000372217_4 R1.0.1.17

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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